SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2014

ON4 COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34297	98-0540536
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Suite 1704—1188 West Pender Street Vancouver, BC, Canada V6E0A2
(Address of principal executive offices)
(604) 620-6879
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ON4 COMMUNICATIONS, INC.

Form 8-K

Current Report

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On February 24, 2014, management of On4 Communications, Inc. (the “Company”) concluded that the previously filed unaudited consolidated financial statements of the Company as of and for the quarterly periods ended April 30, 2013 and July 31, 2013 requires restatement to account for debt obligations that were not provided or disclosed to our independent auditors, and were material to our financial statements.

As a result of the pending restatements, the consolidated financial statements for the quarters ended April 30, 2013 and July 31, 2013 contained in our 2013 Quarterly Reports on Form 10-Q should no longer be relied upon.

We therefore will restate our financial statements for the quarterly periods ended April 30, 2013 and July 31, 2013 to reflect the aforementioned changes.

The Company will amend its Form 10-Q for the periods ended April 30, 2013 and July 31, 2013 to include the restated financial statements.  The amended Forms 10-Q will be filed as soon as possible.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON4 COMMUNICATIONS, INC.
Date: February 25, 2014	By:	/s/ Clayton Moore
Clayton Moore
Chief Executive Officer & President